SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Select High Yield Bond Fund and Evergreen Strategic Income Fund (together the “Funds”)

                Effective immediately, Gary Pzegeo, CFA, is the new portfolio manager of Evergreen High Yield Bond Fund and Evergreen Select High Yield Bond Fund. Also effective immediately, Mr. Pzegeo replaces Richard M. Cryan as one of the portfolio managers of Evergreen Diversified Bond Fund and Dana E. Erikson as one of the portfolio managers of Evergreen Strategic Income Fund.

                Currently, Mr. Pzegeo serves as Managing Director and interim head of the High Yield Bond team at EIMC and has been with EIMC since 2005.  Gary served as Vice President and Portfolio Manager at Gannett Welch & Kotler, LLC from 2001 until joining EIMC in 2005.  From 1990 through 1997, Gary served as a fixed income analyst and trader with EIMC, becoming a Portfolio Manager in 1997.

                The sections of the Funds' prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

August 11, 2006	577245 (8/06)